Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Conn Appliances, Inc. Conn Appliances Receivables Funding, LLC 2445 Technology Forest Boulevard The Woodlands’, Texas 77381	28 July 2023

Re:	Conn’s Receivables Funding 2023-A, LLC (the “Issuer”)

Asset Backed Fixed Rate Notes, Series 2023-A (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Conn Appliances, Inc. (the “Sponsor”), Conn Appliances Receivables Funding, LLC (the “Depositor”), J.P. Morgan Securities LLC (“J.P. Morgan” or the “Lead Bookrunner”), Deutsche Bank Securities Inc. (“Deutsche Bank Securities”) and MUFG Securities Americas Inc. (“MUFG,” together with the Sponsor, Depositor, J.P. Morgan and Deutsche Bank Securities, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of retail installment sales contracts and installment loans made to finance customer purchases of merchandise from the Sponsor (the “Receivables”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	Electronic data files:
i.	Labeled “June 3 Tape.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Base Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to retail installment sales contracts and installment loans made to finance customer purchases of merchandise from the Sponsor (the “Preliminary Receivables”) as of

3 June 2023 (the “Preliminary Cut-Off Date”) that are expected to be representative of the Receivables and

ii.	Labeled “CONN 2023-A 6.3.23 pool - (random175 sample).csv” and the corresponding record layout and decode information, as applicable

(the “Sample Receivable Data File,” together with the Preliminary Base Data File, the “Provided Data Files”), that the Sponsor, on behalf of the Depositor, indicated contains a list of loan numbers relating to 175 Preliminary Receivables (the “Sample Receivables”),

b.	Imaged copies of:
i.	The retail installment sales contract, promissory note and security agreement and cash option addendum or other related documents (collectively and as applicable, the “Contract”),
ii.	Certain printed screen shots and payment histories from the Sponsor’s servicing system (the “System Screen Shots”) and
iii.	The borrower’s credit application, as applicable (the “Credit Application,” together with the Contract and System Screen Shots, the “Source Documents”),

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable,

c.	Information, assumptions and methodologies (collectively, the “Provided Calculation Methodology”), which are shown on Exhibit 1 to Attachment A, that the Sponsor, on behalf of the Depositor, indicated relate to the calculation of the characteristic(s) listed on Exhibit 1 to Attachment A (the “Provided Calculation Characteristic”) for each Preliminary Receivable,
d.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which is shown on Exhibit 2 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The Sponsor, on behalf of the Depositor, indicated that the Sample Receivables on the Sample Receivable Data File were selected by the Lead Bookrunner, on behalf of the Depositor.

The Sponsor or Lead Bookrunner, on behalf of the Depositor, did not inform us as to the basis for how the Lead Bookrunner, on behalf of the Depositor, determined the number of Sample Receivables or the methodology used to select the Sample Receivables.

For the purpose of the procedures described in this report, the 175 Sample Receivables on the Sample Receivable Data File are referred to as Sample Receivable Numbers 1 through 175.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to observing, comparing or recalculating, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Source Documents, Provided Calculation Methodology, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Source Documents, Provided Calculation Methodology or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor or Lead Bookrunner, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor or Lead Bookrunner, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

28 July 2023

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we appended the information for each Preliminary Receivable on the Preliminary Base Data File with the corresponding Provided Calculation Characteristic, which we calculated using the Provided Calculation Methodology. The Preliminary Base Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

2.	For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 2 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents or Preliminary Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 2 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 2 to Attachment A. Except for the information shown on Exhibit 3 to Attachment A, all such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Provided Calculation Methodology

For the purpose of calculating the Provided Calculation Characteristic for each Preliminary Receivable on the Preliminary Base Data File, the Sponsor, on behalf of the Depositor, instructed us to perform the following calculation(s):

Provided Calculation Characteristic	Calculation Methodology

Remaining contract term (months)

For each Preliminary Receivable with an INT_METHOD value of “1,” as shown on the Preliminary Base Data File, use the NPER_TERM, as shown on the Preliminary Base Data File

For each remaining Preliminary Receivable, use the REM_TERM, as shown on the Preliminary Base Data File

Exhibit 2 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Documents(s)	Note(s)

Account number	ACCT_NBR	System Screen Shots	i.
Loan number	LOAN_NBR	System Screen Shots	i.
Date of contract	DATEOFLOAN	Contract
Original contract financed amount	AMTFIN_I	(a) Contract or (b) Contract and recalculation	ii.
APR	APR	Contract
Monthly payment amount	ORIG_PAYM	Contract or System Screen Shots	iii.
State	LOAN_STATE	Contract	iv.
Promotional program	PROMO_IND	(a) Contract or (b) Contract and System Screen Shots	v.
Current amount outstanding (gross)	GROSSBAL	System Screen Shots	vi., vii.
Current amount outstanding (net)	NETBAL	System Screen Shots and recalculation	vi., viii.
Contract term (months)	CUR_TERM	Contract, System Screen Shots and recalculation	vi., ix.
Remaining contract term (months)	REM_TERM	(a) Contract, System Screen Shots and recalculation or (b) System Screen Shots and recalculation	vi., x.
Days past due	DPD	(a) System Screen Shots and recalculation or (b) System Screen Shots	vi., xi.
Number of extensions	MNTHS_EXT	System Screen Shots	vi.
Original FICO score	ORIG_SCORE	Credit Application	xii.

Exhibit 2 to Attachment A

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the original contract financed amount Sample Characteristic for each Sample Receivable with an INT_METHOD of “5,” as shown in the Preliminary Data File, the Sponsor, on behalf of the Depositor, instructed us to use the total of payments, as shown in the Contract.

For the purpose of comparing the original contract financed amount Sample Characteristic for each Sample Receivable with an INT_METHOD of “1,” as shown in the Preliminary Data File, and a state value other than “Louisiana,” “Texas” or “Florida,” as shown in the Contract, the Sponsor, on behalf of the Depositor, instructed us to use the amount financed, as shown in the Contract.

For the purpose of comparing the original contract financed amount Sample Characteristic for each Sample Receivable with an INT_METHOD of “1,” as shown in the Preliminary Data File, and a state value of “Louisiana” or “Texas,” as shown in the Contract, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original contract financed amount by adding the:

a.	Amount financed and
b.	Prepaid finance charge,

both as shown in the Contract.

For the purpose of comparing the original contract financed amount Sample Characteristic for each Sample Receivable with an INT_METHOD of “1,” as shown in the Preliminary Data File, and a state value of “Florida,” as shown in the Contract, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original contract financed amount by adding the:

a.	Amount financed and
b.	Credit reimbursement fee,

 both as shown in the Contract.

iii.	For the purpose of comparing the monthly payment amount Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 3, 4, 11, 16, 18, 31, 34, 35, 36, 47, 56, 76, 77, 84, 98, 103, 105, 111, 115, 118, 154, 162, 164 and 168), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document.

For the purpose of comparing the monthly payment amount Sample Characteristic for Sample Receivable Numbers 3, 4, 11, 16, 18, 31, 34, 35, 36, 47, 56, 76, 77, 84, 98, 103, 105, 111, 115, 118, 154, 162, 164 and 168, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

Exhibit 2 to Attachment A

Notes: (continued)

iv.	For the purpose of comparing the state Sample Characteristic for Sample Receivable Number 165, the Sponsor, on behalf of the Depositor, instructed us to use the borrower state, as shown in the Contract.

For the purpose of comparing the state Sample Characteristic for each Sample Receivable with a Contract Type other than “Retail Instalment Contract,” as shown in the Contract, the Sponsor, on behalf of the Depositor, instructed us to use the lender state, as shown in the Contract.

For the purpose of comparing the state Sample Characteristic for each Sample Receivable with a Contract Type of “Retail Instalment Contract,” as shown in the Contract, the Sponsor, on behalf of the Depositor, instructed us to use the abbreviated state as shown in the top left hand corner of each respective Contract.

v.	For the purpose of comparing the promotional program Sample Characteristic for each Sample Receivable (except for the Sample Receivables with a promotional program value of “0,” as shown on the Preliminary Data File (each, a “No Promotion Sample Receivable”)), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document.

For the purpose of comparing the promotional program Sample Characteristic for each No Promotion Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a promotional program value of “0” if:

a.	There is no cash option addendum in the Contract,
b.	There is a late fee related to a scheduled payment due prior to the Preliminary Cut-Off Date, as shown in the System Screen Shots,
c.	The payment history, as shown in the System Screen Shots, does not include a payment in the amount of the unpaid portion of the total cash option price by the cash option expiration date, both as shown in the Contract, or
d.	The rate program expiration date, as shown in the System Screen Shots, occurred on or prior the Preliminary Cut-Off Date.

vi.	The Sponsor, on behalf of the Depositor, indicated that certain of the System Screen Shots contained account activity that occurred after the Preliminary Cut-Off Date. For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to only consider account activity shown in the System Screen Shots that occurred on or prior to the Preliminary Cut-Off Date.

Exhibit 2 to Attachment A

Notes: (continued)

vii.	For the purpose of comparing the current amount outstanding (gross) Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore the NSF or late charges, both as shown in the System Screen Shots, as applicable (and in accordance with any other applicable note(s)).

viii.	For the purpose of comparing the current amount outstanding (net) Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the current amount outstanding (net) by subtracting the:
a.	UNEARNINT (“unearned interest”), as shown on the Preliminary Data File, from
b.	Current amount outstanding (gross), as shown in the System Screen Shots

(and in accordance with any other applicable note(s)).

ix.	For the purpose of comparing the contract term (months) Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the contract term (months) by adding the:
a.	Contract term (months), as shown in the Contract, to
b.	Number of extensions, as shown in the System Screen Shots

(and in accordance with any other applicable note(s)).

x.	For the purpose of comparing the remaining contract term (months) Sample Characteristic for each Sample Receivable with an INT_METHOD value of “5,” as shown on the Preliminary Data File, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining contract term (months) by:
a.	Dividing the:
(1)	Current amount outstanding (gross), as shown in the System Screen Shots, by
(2)	Monthly payment amount, as shown in the Contract or System Screen Shots, as applicable,

and

b.	Truncating the result obtained above to the whole number

(and in accordance with any other applicable note(s)).

For the purpose of comparing the remaining contract term (months) Sample Characteristic for each remaining Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining contract term (months) by:

a.	Using the NPER function in excel and the:
(1)	INT_RATE (“interest rate”), as shown on the Preliminary Data File,
(2)	ADJ_PAYMNT (“adjusted payment”), as shown on the Preliminary Data File, and
(3)	Current amount outstanding (gross), as shown in the System Screen Shots, and
b.	Rounding the result obtained above to the nearest integer

(and in accordance with any other applicable note(s)).

Exhibit 2 to Attachment A

Notes: (continued)

xi.	For the purpose of comparing the days past due Sample Characteristic for each Sample Receivable that does not have the days past due specifically stated on the System Screen Shots, the Sponsor, on behalf of the Depositor, instructed us to recalculate the days past due as the maximum of:
a.	The difference in days between the:
(1)	Preliminary Cut-Off Date and
(2)	Next payment due date, as shown in the System Screen Shots (and in accordance with any other applicable note(s)),

and

b.	0.
xii.	The Sponsor, on behalf of the Depositor, instructed us not to compare the original FICO score Sample Characteristic for the Sample Receivables with an original FICO score value of “0,” as shown on the Preliminary Data File.

Additionally, for the purpose of comparing the original FICO score Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to use the following in order:

a.	FICO Score, if shown, or
b.	Vantage Score,

each as shown in the Credit Application, and to note agreement if the original FICO score value, as shown on the Preliminary Data File, agreed to the corresponding information described in either a. or b. above. We performed no procedures to reconcile any differences that may exist relating to the information that we observed in a. or b. above, as applicable.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.

Exhibit 3 to Attachment A

Sample Characteristic Difference

Sample Receivable Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

118	Original FICO	660	680